UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Unum Group (the "Company") held its most recent Annual Meeting of Shareholders on May 23, 2024 (the "Annual Meeting"). Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the twelve director nominees listed below for one-year terms expiring in 2025, based upon the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Theodore H. Bunting, Jr.	155,286,898	837,869	269,837	15,117,115
Susan L. Cross	155,929,413	197,726	267,465	15,117,115
Susan D. DeVore	155,331,074	794,934	268,596	15,117,115
Joseph J. Echevarria	155,705,944	416,279	272,381	15,117,115
Cynthia L. Egan	150,687,513	5,439,430	267,661	15,117,115
Kevin T. Kabat	153,009,264	3,112,327	273,013	15,117,115
Timothy F. Keaney	153,423,089	2,699,846	271,669	15,117,115
Gale V. King	155,274,356	852,659	267,589	15,117,115
Gloria C. Larson	151,967,251	4,156,185	271,168	15,117,115
Mojgan M. Lefebvre	155,880,771	227,986	285,847	15,117,115
Richard P. McKenney	155,432,008	692,260	270,336	15,117,115
Ronald P. O'Hanley	155,282,641	840,961	271,002	15,117,115
Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
145,829,078	10,131,188	434,338	15,117,115
Item 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2024, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
166,398,861	4,786,399	326,459	0
Item 4 - Approval of Amendment to the Amended and Restated Certificate of Incorporation to Reflect Recent Amendments to Delaware Law Regarding Officer Exculpation. Shareholders approved the Amendment to the Company's Amended and Restated Certificate of Incorporation, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
141,206,761	14,772,221	415,622	15,117,115

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 24, 2024	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary